Exhibit 99.2
List of classes of Class B certificates not under review by Moody’s Investors Service
$34,211,000 Floating Rate Class B Certificates, Series 2000-4, rated A2
$44,737,000 Floating Rate Class B Certificates, Series 2000-7, rated A2
$39,474,000 5.45% Class B Certificates, Series 2002-2, rated A2
$47,369,000 Floating Rate Class B Certificates, Series 2002-3, rated A2